Exhibit 99 (a)
                              AMENDED AND RESTATED
                              EMPLOYMENT AGREEMENT

     This amended and restated employment agreement (the "Agreement") is made this 26th day of December, 2008 (the "Agreement Date") between the following parties (the "Parties"):

     (i)  Bank of Oklahoma,  N.A., a national banking  association (the "Bank");
          and,

     (ii) Stanley A. Lybarger, an individual residing in Tulsa, Oklahoma (the "Executive").

     The Bank and Executive, in exchange for the promises hereafter set forth and other good and valuable consideration (the receipt and adequacy of which the Parties hereby acknowledge) and intending to be legally bound hereby, agree as follows:

(1)  Purpose of This Agreement. The purposes of this Agreement are as follows:

     (a) The Parties have heretofore entered into (i) that certain Employment Agreement effected June 7, 1991 and signed December 17, 1991 (the "1991 Employment Agreement"), (ii) that certain Amendment to Employment Agreement dated July 31, 2001 (the "First Amendment"),
          (iii) that certain Second Amendment to 1991 Employment Agreement dated March 31, 2003 (the "Second Amendment"), and that (iv) certain Third Amendment to 1991 Employment Agreement dated December 22, 2006 (the "Third Amendment").

     (b) One purpose of this Agreement is to (i) entirely amend and restate the 1991 Employment Agreement and incorporate provisions of the Amendments into one agreement (ii) to supersede in their entirety the 1991 Employment Agreement, the First Amendment, the Second Amendment and the Third Amendment, and (iii) to be compliant with the American Jobs Creation Act of 2004, as codified in Section 409A of the Internal Revenue Code (the "Code").

     (c) The Bank is a national association formed under and pursuant to the laws of the United States of America. The Executive is currently serving as President and Chief Executive Officer of the Bank and BOK Financial Corporation. BOK Financial Corporation ("BOKF"), of which George B. Kaiser is the majority shareholder, owns all of the issued and outstanding capital stock of the Bank. The Executive desires to continue to render services to the Bank and BOKF.

     (d) The second purpose of this Agreement is to set forth the terms and conditions of Executive's continued employment by the Bank.

(2) Prior Agreements. The 1991 Employment Agreement, the First Amendment, the Second Amendment and the Third Amendment are hereby superseded in their entirety by this Agreement.

(3) Employment. The Bank hereby employs the Executive, and the Executive hereby agrees to work for the Bank, until such time as this Agreement is terminated in accordance with the terms hereof, on the following terms and conditions:

     (a) Executive shall serve in the capacity of President and Chief Executive Officer of the Bank and BOKF subject to the direction of the Board of Directors of the Bank and BOKF.

     (b) Executive shall devote substantially all of his business time and efforts on behalf of the Bank and BOKF. Executive shall not engage in any other business activity that materially interferes with his duties under this Agreement whether or not such business activity is pursued for gain, profit or other pecuniary advantage.

     (c) Executive shall serve the Bank and BOKF diligently and to the best of his ability.

     (d) Executive shall serve in such additional positions as the Board of Directors of the Bank or BOKF may reasonably request.

(4) Compensation. As the sole, full and complete compensation to the Executive for the performance of all duties of Executive under this Agreement and for all services rendered by Executive to the Bank and BOKF, the Bank shall:

     (a) Annual Salary. Pay annually to Executive a salary in the sum of $828,600 per year payable in installments in arrears, less usual and customary payroll deductions for FICA, federal and state withholding, and the like, at the times and in the manner the Bank pays its employees generally. This salary, as the same may be hereafter increased or decreased, is hereafter called the "Annual Salary."

     (b) Benefits. Provide to Executive participation in the Bank's Master Thrift Plan and Trust, Pension Plan, medical and disability insurance plan, and other employee benefits and fringe benefits, on the basis generally in effect from time to time for executives of the Bank. These benefits which do not include Incentive Compensation as defined in paragraph (4)(d) are hereafter called the "Benefits."

     (c)  The   provisions  of   subparagraph   (4)(a)  above  to  the  contrary
          notwithstanding, the Executive's Annual Salary may be (i) increased from time to time by the Board of Directors of the Bank (or any committee thereof authorized to act by the Board of Directors) or (ii) decreased from time to time by the Board of Directors of the Bank (or any committee thereof authorized to act by the Board of Directors) if the annual salaries of all officers of the Bank holding the office of executive vice president are decreased by the same percentage.

     (d) The Bank may, from time to time in Bank's discretion, pay or provide, or agree to pay or provide Executive a bonus, stock option, restricted stock or other incentive or performance based compensation (all hereafter called "Incentive Compensation," it being understood that the term "Incentive Compensation" can mean one or more plans with different types of awards and compensation determined and payable at different times). Any such Incentive Compensation, regardless of its nature or amount, shall not constitute Annual Salary.

     (e) The Bank shall reimburse Executive for reasonable and necessary entertainment, travel and other expenses in accordance with the Bank's standard policy in general effect for Bank's executive employees. The Bank shall pay Executive's club dues which are necessary to the business of the Bank, as hereafter mutually agreed between Bank and Executive.

     (f) The Executive shall be allowed 5 weeks of vacation, holidays, and other employee benefits not described above in accordance with the Bank's standard policy in general effect from time to time for Bank's executive employees.

     (g) Executive agrees to accept the compensation set forth in the foregoing subparagraphs (a) - (f) as the sole, full and complete compensation to Executive for the performance of all duties of Executive under this Agreement and for all services rendered by Executive to the Bank (and
          BOKF).

(5) Term of Employment. The term (the "Term") of Executive's employment ("Employment") pursuant to this Agreement shall commence on the Agreement Date and terminate on December 31, 2013, unless extended by the mutual agreement of Bank and Executive. The date on which Executive's Employment terminates (whether before, at the expiration of the Term or after any extension) is hereafter called the Termination Date; provided, such date can not be prior to

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     December 15, 2011. The  Termination  Date shall be determined in accordance with IRS Regulation 409A-1(h).

(6) Provisions Respecting Executive's Employee Stock Options and Restricted Shares. Executive has heretofore been awarded options to acquire BOKF Common Stock pursuant to the BOKF 1997 Stock Option Plan, the BOKF 1996 Stock Option Plan, the BOKF 1995 Stock Option Plan, the BOKF 1994 Stock Option Plan, and the BOKF 1993 Stock Option Plan and may be awarded options to acquire BOKF Common Stock pursuant to future BOKF stock option plans (collectively, the "Stock Option Plans" and the "Stock Options"). In addition, Executive has been and may hereafter be issued restricted or performance shares of BOKF Common Stock ("Restricted Shares") pursuant to one or more BOKF restricted or performance share plans ("Performance Share Plans"). The following provisions shall apply to Executive's Stock Options and Restricted Shares upon the termination of Executive's employment for any reason (including, for clarification death, disability (as hereafter defined), resignation prior to the expiration of the Term, termination upon expiration of the Term, and termination after any extension of the Term) except by Bank for Cause.

     (a) In accordance with the provisions of the Stock Option Plans and the Executive Incentive Compensation Plan, all outstanding Stock Options awarded to the Executive have been awarded at 150% of the Executive Incentive Plan target, subject to adjustment in accordance therewith. All Stock Options shall vest on the Termination Date subject to the following conditions precedent:

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          (i)  Termination  of  Employment  shall  not be by Bank for  Cause (as described in Section 9).

          (ii) Unless terminated by BOKF without cause, Executive shall have satisfactorily (as determined by the agreement of the Chairman of the Board and Executive) served as Chief Executive Officer until the Termination Date;

          (iii) The Chairman of the Board and Executive, each in the exercise of his good faith judgment, continue to agree on an annual basis as of the each anniversary of the Agreement Date (each an "Anniversary Date") that the COO (as defined below) is qualified to be the Chief Executive Officer of the Corporation;

          (iv) The Chairman of the Board and Executive, each in the exercise of his good faith judgment, agree that BOKF has maintained satisfactory performance through the Termination Date, giving due consideration to the performance of the United States economy in general and peer group financial institutions in the United States in particular;

          (v) In the event the Chairman of the Board and Executive do not, each in the exercise of his good faith judgment,  reach the agreements described in sub-paragraphs
               (ii), (iii) and (iv) above, the issue or issues shall be presented to the full Board of Directors of Bank for determination and the determination of the Bank Board of Directors shall be binding upon Bank and Executive;

          (vi) Unless the Chairman of the Board shall advise Executive in writing on or before each applicable Anniversary Date that a condition precedent described in sub-paragraphs (ii), (iii), and/or (iv) has not been met, such condition precedent shall be deemed to have been met.

     (b) Notwithstanding any provisions of the Stock Option Plans to the contrary, all Stock Options which have been awarded to Executive and which have vested as of the Termination Date (whether pursuant to the provisions of the preceding subparagraph (a) or otherwise) shall terminate, if not sooner exercised, on the later of (i) ninety (90) days after the Termination Date or (ii) ten (10) days from the receipt by Executive of a legal opinion from legal counsel to the Bank that the provisions of this paragraph 7(a)(ii)(C) do not constitute the acquisition by Executive of a derivative security under Section 16(b) of the Securities and Exchange Act of 1934, as amended, unless such legal opinion cannot be given or is not given in which case expiration of the options shall occur one hundred and eighty-five (185) days after the Termination Date.

     (c) Subject to the conditions precedent listed in sub-sections (6)(a)(i) through (vi) above, all previously awarded Restricted Shares shall, following the Termination Date, be subject to increase or forfeiture and shall be paid at the time and in the manner provided in the applicable Performance Share Plan, subject to pro-ration from the first day of such plan year (or other plan period) through the Termination Date; provided, however, that shares shall vest upon the achievement of the performance goals.

     (d)  For sake of clarity, BOK acknowledges that:

          (i) Executive has recruited one or more candidates who have the qualifications to serve as chief operating officer for BOKF (collectively the "COO");

          (ii) The COO currently possesses the experience and qualifications on the basis of which the Chairman of the Board and Executive mutually agree it is reasonable to assume the COO should become qualified to be the Chief Executive Officer of BOKF on the Termination Date.

(7) Provisions Respecting Other Incentive Compensation (Not Including Stock Options or Restricted Shares). Bank may award Executive Incentive Compensation (other than Stock Options and Restricted Shares, including Annual

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     Incentive Compensation, hereafter "Other Incentive Compensation") from year to year pursuant to Bank's Executive Incentive Compensation Plan. Subject to the conditions precedent listed in sub-sections (6)(a)(i) through (vi) above, upon termination of Executive's employment with the Bank, the Bank shall pay Executive such Other Incentive Compensation for the plan year (or other plan period) during which the Termination Date occurs prorated from the first day of such plan year (or other plan period) through the Termination Date. Subject to Paragraph 13(a), payment of such Other Incentive Compensation shall, except pursuant to Paragraph 8 (Provisions Respecting Death and Disability), be calculated in accordance with the Performance Plan and made in cash on a date as soon as administratively possible within the 45 day period after the first day of the year next following the year of such separation from service.

(8) Provisions Respecting Death and Disability. In the event Executive becomes disabled as such term is used in Section 409A(a)(2)(C) of the Code ("Disabled" or "Disability"), the Bank may terminate Executive's Employment. In the event of the death of Executive or in the event the Bank terminates Executive's Employment because he is Disabled pursuant to the provisions of this Paragraph (8), the Bank shall pay the Executive or, in the event of death, Executive's beneficiaries(1) the following but only the following compensation: (i) Annual Salary accrued through the Termination Date, (ii) Benefits accrued through the

-----------------------------
(1) As of the date hereof, the named beneficiaries are: (1) Primary Beneficiary:
Marcia S. Lybarger, trustee of the Marcia S. Lybarger Revocable Trust, u/t/d 11/2/94 or (2) Secondary Beneficiaries: 50% - Brooke E. Armstrong, Trustee of the Brooke E. Armstrong Irrevocable Trust, u/t/d 5/24/04 and 50% - Stacy A. Farmer, Trustee of the Stacy A. Lybarger 2004 Irrevocable Trust, u/t/d 4/28/04; Such beneficiary designations may be changed upon receipt of a writing by Executive delivered to the Bank prior to death (collectively referred to as the "Executive's Representatives").

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     Termination  Date and  thereafter  payable  under the benefit plans then in effect in accordance with Paragraph 4(b) above, (iii) Stock Options and Restricted Stock, and (iv) Other Incentive Compensation.

     (a) Payment of amounts due pursuant to clauses (i) and (ii) shall be paid within forty-five (45) days of the event giving rise to the obligation of the Bank to make the payment.

     (b) Payment of the amount due pursuant to clause (iii) of this Paragraph shall be made as provided in Paragraph 6; provided, however, that notwithstanding Paragraph 6(c), Restricted Stock shall immediately vest and be calculated in accordance with the Performance Share Plans as of the Termination Date, and paid.

     (c) Payment of the amount due pursuant to clause (iv) of this Paragraph shall be made as provided in Paragraph 7; provided, however, that notwithstanding Paragraph 7, Other Incentive Compensation shall immediately vest and be calculated in accordance with the Performance Share Plans as of the Termination Date, and paid.

     (d) In addition to the foregoing, in the event of the death of the Executive, Bank shall pay Executive's Representatives not later than forty-five (45) days following the date of death:

          (i) a lump sum cash payment in an amount equal to six (6) months of Executive's Annual Salary in effect at the time of death; and,

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          (ii) an  additional  lump sum cash payment of $70,000  (grossed up for income taxes)(2).

(9) Termination of Employment by Bank for Cause. The Bank may terminate the Employment, and Executive shall be separated from service with the Bank, for cause on the following terms and conditions:

     (a) The Bank shall be deemed to have cause to terminate Executive's employment in the event, but only in the event, one or more of the following events occur:

          (i) Any willful failure to substantially perform Executive's obligations under this Agreement (it being understood that any such failure resulting from Executive's incapacity due to physical or mental illness shall not be deemed willful); or

          (ii) Any willful act materially injurious to Bank; or

          (iii) Any dishonest or fraudulent act materially injurious to Bank.

     (b) For purposes of this paragraph 7(a), (A) any act or omission to act by Executive in reliance upon an opinion of counsel to the Bank or upon a directive of the Board of Directors of the Bank or of BOKF shall not be deemed to be willful and (B) no failure to act

----------------------------------
(2) The gross-up shall be calculated at the highest incremental rate actually experienced by Executive. For example, if taxed in Oklahoma, the rate would be as follows: assuming the highest tax bracket for federal, the Okla. state rate less the federal benefit, medicare, and assuming the FICA limit has already been met, the composite rate would be 41% broken down as follows: 35% Federal 4.55% State (after federal deduction) 1.45% Medicare or a total 41%.

          described in paragraph 7(a)(i)(B) shall be deemed willful unless written notice thereof has been given to Executive and Executive has been given a reasonable period of time to cure.

     (c) The effective date of a termination for cause shall be the date specified by the Bank in a written notice to Executive stating that the termination was with cause.

     (d) In the event the Bank terminates this Agreement for cause, (A) the Bank shall pay Executive the Executive's then Annual Salary though, but not beyond, the Termination Date; (B) the Executive (and his dependents) shall receive those Benefits accrued through but not beyond the Termination Date which are thereafter payable under the terms and provisions of Benefit Plans then in effect in accordance with paragraph 4(b) above; and (C) Executive shall forfeit all unvested Incentive Compensation.

     (e) Payments of amounts due pursuant to this Paragraph shall be made in cash prior to March 15th of the year following the event giving rise to the obligation of the Bank to make the payment.

(10) Termination of Employment by Bank Without Cause or by Executive Following a Termination Event. In the event the Bank terminates Executive's employment, notwithstanding the provisions of Paragraph 5 of this Agreement or the Executive terminates his employment following the occurrence of a Termination Event (as defined and described in Paragraph 11(d) below), the Bank shall pay to Executive (i) a lump sum cash payment in an amount equal to his Annual Salary in effect as of the date of the termination, (ii) an additional lump sum cash payment of $70,000 (grossed up for income taxes)(3), (iii) Stock Options and Restricted Stock, and (iv) Other Incentive Compensation.

     (a) Payment of amounts due pursuant to clauses (i) and (ii) shall be paid within the forty-five (45) day period after the later of (1) one hundred eighty-five (185) days following such Termination Date or (2) the first day of the year next following the year of such separation from service; provided, however, if Termination of Employment is by Bank Without Cause, payment of amounts due pursuant to clauses (i) and
          (ii) shall be made as soon as administratively possible following the Termination Date.

     (b) Payment of the amount due pursuant to clause (iii) of this Paragraph shall be made as provided in Paragraph 6.

     (c) Payment of the amount due pursuant to clause (iv) of this Paragraph shall be made as provided in Paragraph 7.

(11) Termination By the Executive Following Occurrence of a Termination Event. The Executive may terminate this Agreement by written notice to the Bank within twenty-five (25) days following a Termination Event (as hereafter defined) except where the Termination Event constitutes a Change in Control (as hereafter

(3) The gross-up shall be calculated at the highest incremental rate actually experienced by Executive. For example, if taxed in Oklahoma, the rate would be as follows: assuming the highest tax bracket for federal, the Okla. state rate less the federal benefit, medicare, and assuming the FICA limit has already been met, the composite rate would be 41% broken down as follows: 35% Federal 4.55% State (after federal deduction) 1.45% Medicare or a total 41%.

     defined) in which event such written notice must be given within six (6) months following the Change in Control.

     (i)  Each of the following events shall constitute a "Termination Event":

          (A) A "Change in Control" of the Bank. A "Change in Control" shall occur only when George B. Kaiser (together with affiliated entities and family members and relative) ceases either to be the largest shareholder of BOKF or the largest shareholder of the Bank considering indirect ownership of the Bank through the Parent Corporation; or (2) the date on which George B. Kaiser ceases to be Chairman of the Bank unless Executive is named as the successor Chairman of the Bank.

          (B) The Executive's Annual Salary is reduced otherwise than in accordance with paragraph 4(c);

          (C) There is a change in Executive's duties which change causes Executive's position with the Bank to become of less importance or responsibility than those currently held by Executive;

          (D)  There is a material breach of this Agreement by Bank.

     (ii) The effective date of termination in the event the Executive gives notice of termination pursuant to paragraph 8(a) shall be the eleventh (11th) business day following the notice, whether or not a Termination Event is ultimately determined to have occurred.

(12) Termination of Employment by Executive Without Cause. Notwithstanding the provisions of Paragraph 5, on or after December 15, 2011, the Executive may terminate this Agreement, and Executive shall be separated from service with the Bank, upon one hundred and eighty (180) days prior written notice to the Bank.

(13) Executive's Continued Involvement with BOKF Beyond Termination and Prior to Age 65.

     (a) In the event the Termination Date occurs prior to Executive reaching age 65, Executive will be permitted to continue to be involved in the business and affairs of BOKF as a part-time special employee, consultant, director with special duties, or in some other capacity to the extent reasonably required to permit Executive to continue to participate in BOKF's employee health care benefits until age 65, but only for so long as Executive continues to owe a duty of loyalty to BOKF. The costs of such participation shall be allocated between Bank and Executive equitably depending upon the level of Executive's continued involvement with BOKF.

     (b) Notwithstanding any other provision of this Agreement, no compensation which is deferred compensation within the meaning of IRC Section 409A shall be paid to Executive sooner than six months and one day following the date of Executive's separation from service as such date is determined in accordance with IRS Regulation 1.409A-1(h).

(14) Agreement Not To Compete. In consideration for the foregoing, Executive agrees not to Compete (as hereafter defined) for a period of two years following Termination except in the case of Termination by the Bank without cause. Executive agrees that (i) the restrictions imposed upon Executive by this Non-Competition Agreement are essential and necessary to ensure BOKF continues to enjoy the goodwill of the Bank, and (ii) all the restrictions (including particularly the time and geographical limitations) are fair and reasonable.

     (a)  As used  herein,  Compete  means to  directly or  indirectly  (whether individually or as an officer, director, employee, partner, stockholder, creditor, agent, or representative of other persons or entities) (i) engage in the banking business generally, or in any business in which the Bank or any of the Bank's affiliates has as of the Termination Date engaged, in any metropolitan area or any County contiguous thereto in which the Bank or any of the Bank's affiliates maintains an office as of the Termination Date, (ii) solicit clients of Bank or Bank's affiliates for banking business generally or for any business in which the Bank or any of Bank's affiliates have engaged as of the Termination Date, or (iii) solicit any employee of Bank or any of Bank's affiliates to seek employment with any person or entity except the Bank and its affiliates, whether, in either case, such solicitation is made within or without the area described herein.

     (b) Executive agrees that any remedy at law for any breach of this promise would be inadequate and, in the event of any such breach, BOKF shall be entitled to both immediate and permanent injunctive relief without the necessity of posting any bond therefor to preclude any such breach (in addition to any remedies of law which BOKF may be entitled).

     (c) Executive agrees that the provisions of this paragraph were accepted and agreed to in the First Amendment as of July 31, 2001, that Executive has accepted and enjoyed the benefit of the First Amendment since July 31, 2001, and that the restatement of the obligations of this paragraph in this Agreement shall not adversely affect the ability of BOK or BOKF to enforce the provisions hereof.

(15) Miscellaneous Provisions. The following miscellaneous provisions shall apply to this Agreement:

     (a) All notices or other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when personally delivered or mailed by United States mail, return receipt requested, addressed as follows:

             If to the Bank:

             Bank of Oklahoma, N.A.
             P.O. Box 2300

             Tulsa, OK 74192

             Attention: Chief Executive Officer


             If to the Executive:

             Stanley A. Lybarger
             3139 East 88th Street
             Wellington South
             Tulsa, OK  74137

     (b) Or to such other address as the Bank or the Executive, as the case may be, may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

     (c)  This Agreement is made and executed in Tulsa County, Oklahoma.

     (d) This Agreement shall be subject to, and interpreted by, in accordance with the laws of the State of Oklahoma.

     (e) This Agreement is the entire agreement of the parties respecting the subject matter hereof and supersedes and renders null and void any and all prior oral or written agreements, understandings or commitments pertaining to the subject matter hereof, including the 1991 Employment Agreement, the First Amendment, the Second Amendment and the Third Amendment. There are no other agreements, whether oral or written, respecting the subject matter hereof.

     (f) This Agreement may not be amended or modified except in a writing executed by the parties hereto.

     (g) This Agreement shall be binding upon and inure to the successors and assigns of the Bank.

     (h)  This Agreement may not be assigned by the Executive.

IN WITNESS WHEREOF, this Agreement has been duly authorized by and executed on behalf of the Bank and by the Executive as of the Agreement Date.

                                        "Bank"
                                        BANK OF OKLAHOMA, N. A.

                                        By:  /s/  George B. Kaiser
                                             Name:  George B. Kaiser
                                             Title: Chairman of the Board


                                        "EXECUTIVE"

                                        /s/  Stanley A. Lybarger
                                        Stanley A. Lybarger